UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 28, 2026

OLENOX INDUSTRIES INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-38037	95-4463937
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1207, Building C N FM 3083 Rd E

Conroe, TX 77304

(Address of Principal Executive Offices, Zip Code)

Not Applicable

(Former name or former address, if changed since last report.)

Registrant’s telephone number, including area code: 646-240-4235

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.01	SGBX	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.03 Bankruptcy or Receivership

On April 28, 2026, SG Echo LLC, a Delaware limited liability company (“SG Echo” or the “Debtor”), a wholly owned subsidiary of Olenox Industries, Inc., a Delaware corporation (the “Company”), commenced a voluntary case (the “Chapter 11 Case”) under title 11 of the United States Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the Eastern District of Oklahoma (the “Bankruptcy Court”), to seek for a court-administered reorganization pursuant to a plan of reorganization (the “Plan”). The Chapter 11 Case pertains solely to SG Echo and does not include Olenox Industries, Inc. or any other subsidiaries or affiliates, which continue to operate normally.

The Debtor continues to operate its business as the “debtor-in-possession” under the jurisdiction of the Bankruptcy Court and in accordance with the applicable provisions of the Bankruptcy Code and orders of the Bankruptcy Court. The Debtor is now seeking approval of a variety of “first day” motions containing customary relief intended to facility the Debtor’s ability to continue its ordinary course operations. The Debtor expects to shortly file the Plan which contemplates the treatment of claims, including general unsecured claims. As such, the Debtor expects to continue operating as normal during the Chapter 11 Case.

Additional information about the Chapter 11 Case, including access to Bankruptcy Court documents, is available at the Bankruptcy Court clerk’s office located at 101 N. 5th Street, P.O. BOX 1888, Muskogee, OK, 74402, or through PACER (Public Access to Court Electronic Records at https://pacer.uscourts.gov). The information on this website is not incorporated by reference into, and does not constitute part of, this Current Report.

The Notice of Chapter 11 Bankruptcy Case Filing, and Voluntary Petition, are attached to this Current Report on Form 8-K as Exhibit 10.1 and 10.2 and incorporated herein by reference.

Item 2.04 Triggering Events That Accelerate or Increase Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

The filing of the Chapter 11 Case constitutes an event of default that accelerated obligations under the following material debt instruments and agreements: (i) approximately $4 million (plus any accrued but unpaid interest in respect thereof) under that certain Loan and Security Agreement between SG Echo, LLC and Enhanced Capital Oklahoma Rural Fund, LLC, dated as of September 20, 2024 (the “Enhanced Loan Agreement”).

The Enhanced Loan Agreement provides that, as a result of the Chapter 11 Case, the principal and interest due thereunder shall be immediately due and payable. Any efforts to enforce such payment obligations under the Enhanced Loan Agreement are automatically stayed as a result of the Chapter 11 Case, and the creditors’ rights of enforcement in respect of the Enhanced Loan Agreement are subject to the applicable provisions of the Bankruptcy Code.

Item 7.01 Regulation FD Disclosure

On May 4, 2026, the Company issued a press release announcing the Chapter 11 Case and other matters, a copy of which is attached as Exhibit 99.1 hereto and incorporated by reference. The information contained in this Item 7.01 and Exhibit 99.1 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into any of the Company’s filings under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, whether made before or after the date hereof and regardless of any general incorporation language in such filings, except to the extent as expressly set forth by specific reference in such a filing.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. The Company intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Readers can generally identify forward looking statements by the use of forward-looking terminology such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “potential,” “predict,” “seek,” “vision,” “should,” or the negative thereof or other variations thereon or comparable terminology.

Forward-looking statements include those we make regarding SG Echo’s ability to continuing operating its business and implement the restructuring pursuant to the Chapter 11 Case. The preceding list is not intended to be an exhaustive list of all of the Company’s forward-looking statements. The Company has based these forward-looking statements on its current expectations, assumptions, estimates and projections. While the Company believes these expectations, assumptions, estimates and projections are reasonable, such forward-looking statements are only predictions and involve known and unknown risks and uncertainties, many of which are beyond the Company’s control. Given these risks and uncertainties, readers are cautioned not to place undue reliance on such forward-looking statements. The forward-looking statements included elsewhere in this press release are not guarantees. Any forward-looking statement that the Company makes in this press release speaks only as of the date of such statement. Except as required by law, the Company does not undertake any obligation to update or revise, or to publicly announce any update or revision to, any of the forward-looking

Item 9.01 Financial Statements and Exhibits

Exhibit Number	Description
10.1	Notice of Chapter 11 Bankruptcy Case Filing, dated April 28, 2026
10.2	Voluntary Petition, dated April 28, 2026
99.1	Press Release dated May 4, 2026
104	Cover Page Interactive Data File (embedded within the inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OLENOX INDUSTRIES INC.

Dated: May 4, 2026	By:	/s/ Michael McLaren
		Name:	Michael McLaren
		Title:	Chief Executive Officer

 3